EXHIBIT 10.16
                                                                PAGE 1 OF 6
                                 AMENDMENT NO. 2
                                       TO
                           THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 ("Amendment") is entered into as of June 30, 1996, among GENERAL DATACOMM INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM, INC., a corporation organized under the laws of the State of Delaware, GDC REALTY, INC., a corporation organized under the laws of the State of Texas, GDC NAUGATUCK, INC., a corporation organized under the laws of the State of Delaware, GENERAL DATACOMM INTERNATIONAL CORP., a corporation organized under the laws of the State of Delaware, GDC FEDERAL SYSTEMS, INC. (formerly known as GENERAL DATACOMM SYSTEMS, INC.), a corporation organized under the laws of the State of Delaware (each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each a "Lender" and collectively, "Lenders") and THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), a New York corporation, as agent for Lenders (BNYCC in such capacity, "Agent").

                                   BACKGROUND

Borrowers,  Lenders  and Agent  are  parties  to a Third  Amended  and  Restated
Revolving Credit and Security Agreement dated as of November 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations. Borrowers have requested that Lenders amend certain of the financial covenants contained in the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth. NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders or Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

   1. Definitions. All Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

   2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a) Section 6.5 of the Loan Agreement is amended in its entirety to provide as follows:

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                                                                 EXHIBIT 10.16
                                                                 PAGE 2 OF 6


"6.5 Tangible Net Worth. Cause to be maintained at the end of each fiscal quarter a Tangible Net Worth in an amount not less than the amount set opposite such fiscal quarter end below:

     FISCAL QUARTER ENDING     MINIMUM TNAGIBLE NET WORTH
     June 30, 1996            $75,500,000

     September 30, 1996       the sum of (i) the minimum Tangible Net Worth
     and at the end of        required at the end of the immediately
     each fiscal quarter      preceding fiscal quarter plus (ii) the product of
     thereafter               (x) 75% times (y) Net Income (if positive) during
                              the quarter then ended (excluding net additions to capitalized software) plus (iii) the product of (x) 75% times (y) the sum of additional equity contributed to GDC (excluding stock options and stock purchase plan payments) and the amount of subordinated debt proceeds received by GDC and its Subsidiaries on a consoliated basis during such fiscal quarter."

(b) Section 6.6 of the Loan Agreement is amended in its entirety to provide as follows:

"6.6 Total Liabilities to Tangible Net Worth. Cause to be maintained as of the end of each fiscal quarter a ratio of Total Liabilities to Tangible Net Worth of not greater than the ratio set opposite such fiscal quarter end below:

                                                       RATIO OF TOTAL
                                                         LIABILITIES
         FISCAL QUARTER END                          TO TANGIBLE NET WORTH
         June 30, 1996                               1.1 to 1.0
         September 30, 1996                          1.1 to 1.0
         December 31, 1996                           1.0 to 1.0
         March 31, 1997                              1.0 to 1.0
         June 30, 1997                               1.0 to 1.0
         September 30, 1997                          .95 to 1.0
         December 31, 1997                           .95 to 1.0
         March 31, 1998                              .95 to 1.0
         June 30, 1998                               .90 to 1.0
         September 30, 1998                          .90 to 1.0"

(c) Section 6.7 of the Loan Agreement is amended in its entirety to provide as follows:

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                                                                 EXHIBIT 10.16
                                                                 PAGE 3 OF 6

"6.7 Fixed Charge Coverage Ratio. (a) Cause to be maintained as of the end of each fiscal quarter a Fixed Charge Coverage Ratio for the immediately preceding fiscal quarter equal to or greater than the ratio set opposite such fiscal quarter end below:
                                                      FIXED CHARGE
         FISCAL QUARTER ENDING                       COVERAGE RATIO

         June 30, 1996                               (1.63) to 1.00

(b) cause to be maintained as of the end of each fiscal quarter a Fixed Charge Coverage Ratio for the immediately preceding six (6) month period equal to or greater than the ratio set opposite such fiscal quarter end below:

                                                               FIXED CHARGE
         SIX MONTHS ENDING                                    COVERAGE RATIO
         September 30, 1996                                   (0.58) to 1.00
         December 31, 1996                                     0.40 to 1.00
         March 31, 1997                                        1.10 to 1.00
         June 30, 1997                                         1.10 to 1.00
         September 30, 1997                                    1.20 to 1.00
         December 31, 1997                                     1.20 to 1.00
         March 31, 1998                                        1.30 to 1.00
         June 30, 1998                                         1.30 to 1.00
         September 30, 1998                                    1.40 to 1.00"

(d) Section 6.8 of the Loan Agreement is amended in its entirety to provide as follows:

"6.8 Cause Net Income (loss) for each fiscal period set forth below to be less than (more than) the amount set opposite such fiscal period below:


         FISCAL PERIOD                              NET INCOME (LOSS)
         April 1, 1996 - June 30, 1996               ($ 8,000,000)
         April 1, 1996 - September 30, 1996          ($ 8,000,000)
         July 1, 1996 - December 31, 1996            ($ 1,000,000)
         October 1, 1996 - March 31, 1997             $ 2,000,000
         April 1, 1996 - March 31, 1997               $ 1

         April 1, 1997 - June 30, 1997                $ 1,000,000
         April 1, 1997 - September 30, 1997           $ 2,000,000
         July 1, 1997 - December 31, 1997             $ 3,000,000
         October 1, 1997 - March 31, 1998             $ 5,000,000
         April 1, 1997 - March 31, 1998               $ 1

         April 1, 1998 - June 30, 1998                $ 2,000,000
         April 1, 1998 - September 30, 1998           $ 3,000,000"


(e) Section 6.9 of the Loan Agreement is amended in its entirety to provide as follows:

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                                                                 EXHIBIT 10.16
                                                                 PAGE 4 OF 6

"6.9 Working Capital. Cause to be maintained as of the end of each fiscal quarter, Working Capital in an amount not less than the amount set opposite such fiscal quarter end below.

         FISCAL QUARTER END                                   WORKING CAPITAL
         June 30, 1996                                        $44,561,000
         September 30, 1996                                   $43,249,000
         December 31, 1996                                    $46,640,000
         March 31, 1997                                       $53,695,000
         June 30, 1997                                        $56,100,000
         September 30, 1997                                   $58,600,000
         December 31, 1997                                    $61,100,000
         March 31, 1998                                       $65,395,000
         June 30, 1998                                        $67,400,000
         September 30, 1998                                   $71,400,000"

     3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by Borrowers and consented and agreed to by Guarantors, (ii) an amendment fee of $10,000, and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel. 4. Decrease In Advance Rates. Borrowers acknowledge that Agent has decreased the Receivables Advance Rate by five percent (5%). 5. Representations and Warranties. Each Borrower hereby represents and warrants as follows: (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

     (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment

     (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

     6. Effect on the Loan Agreement.

                                                                 EXHIBIT 10.16
                                                                 PAGE 5 OF 6

     (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                            GENERAL DATACOMM INDUSTRIES, INC.
                                            GENERAL DATACOMM, INC.
                                            GDC REALTY, INC.
                                            GDC NAUGATUCK, INC.
                                            GENERAL DATACOMM INTERNATIONAL CORP.
                                            GDC FEDERAL SYSTEMS, INC.

                                            By:________________________________
                                               Dennis J. Nesler, the Vice-
                                               President of each of
                                               the foregoing corporations


                                            THE BANK OF NEW YORK COMMERCIAL
                                            CORPORATION, as Agent and Lender

                                            By:_______________________________
                                               Name:
                                               Its:

                                                                 EXHIBIT 10.16
                                                                 PAGE 6 OF 6


CONSENTED AND AGREED TO:

DATACOMM RENTAL CORPORATION

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM LTD.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM FRANCE S.A.R.L.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM DE MEXICO S.A. DE C.V.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President


GENERAL DATACOMM PTY LIMITED


By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President

GENERAL DATACOMM S.A.R.L.

By:__________________________
   Name:  William S. Lawrence
   Its:  Senior Vice President